UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2023

ALTIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Clopper Road, Suite 201S Gaithersburg, Maryland		20878
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (240) 654-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 28, 2023, Altimmune, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). As of August 11, 2023, the record date for the 2023 Annual Meeting, there were 52,686,426 shares of the Company’s common stock outstanding and entitled to vote at the 2023 Annual Meeting. A total of 34,561,978 shares of common stock were present or represented by proxy at the 2023 Annual Meeting, representing 65.6% of the issued and outstanding shares entitled to vote at the meeting, representing a quorum. The proposals voted upon and the final results of the vote were as follows:

Proposal No. 1: Election of Directors. The results were as follows:

			Broker
Director	For	Withhold	Non-Votes
Mitchel Sayare, Ph.D., Chairman	21,844,990	316,470	12,400,518
Vipin K. Garg, Ph.D.	21,885,151	276,309	12,400,518
David J. Drutz, M.D.	19,880,376	2,281,084	12,400,518
John M. Gill	21,588,792	572,668	12,400,518
Philip L. Hodges	21,810,125	351,335	12,400,518
Diane Jorkasky, M.D.	21,824,133	337,327	12,400,518
Wayne Pisano	19,385,875	2,775,585	12,400,518
Klaus O. Schafer, M.D., MPH	21,823,016	338,444	12,400,518
Catherine Sohn, Pharm D	21,912,287	249,173	12,400,518

Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The results were as follows:

For	Against	Abstain
34,318,768	153,149	90,061

Proposal No. 3: Advisory vote on the Compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant to the SEC’s compensation rules (referred to as the “say-on-pay” proposal). The results were as follows:

For	Against	Abstain	Broker Non-Votes
16,834,432	5,221,648	105,380	12,400,518

Proposal No. 4: Advisory vote on the frequency with which the Company will hold a non-binding, advisory vote on the compensation of its named executive officers as disclosed in the Proxy Statement pursuant to the SEC’s compensation rules (referred to as the “frequency of say-on-pay” proposal). The results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
21,595,590	80,595	352,096	133,179	12,400,518

Based on the votes set forth above, the Company’s stockholders approved, on a non-binding, advisory basis, a frequency of One Year for the non-binding, advisory vote on the compensation of the Company’s named executive officers. The Board of Directors considered these voting results and other factors, and has determined that the Company will hold future advisory votes on its executive compensation on an annual basis.

Proposal No. 5: Vote to authorize the adjournment of the 2023 Annual Meeting to enable the Board of Directors to solicit additional proxies. The results were as follows:

For	Against	Abstain
27,712,554	6,744,992	104,432

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMMUNE, INC.

By:	/s/ Richard Eisenstadt
Name: Richard Eisenstadt
Title: Chief Financial Officer

Dated: September 28, 2023